UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 2, 2019

Hilton Worldwide Holdings Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36243	27-4384691
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7930 Jones Branch Drive, Suite 1100, McLean, Virginia	22102
(Address of Principal Executive Offices)	(Zip Code)

(703) 883-1000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	HLT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 2, 2019, the Board of Directors of Hilton Worldwide Holdings Inc. (the “Company”) adopted Amended and Restated By-Laws, effective the same date (the “By-Laws”). The primary purpose of the amendments was to remove legacy provisions relating to the Company’s former stockholders and to implement certain non-substantive administrative and conforming changes.

The foregoing description of the By-Laws is qualified in its entirety by reference to the full text of the By-Laws, filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein. In addition, a marked copy of the By-Laws showing all amendments effective as of August 2, 2019 is attached as Exhibit 3.2.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.1	Amended and Restated By-Laws of Hilton Worldwide Holdings Inc.

3.2	Amended and Restated By-Laws of Hilton Worldwide Holdings Inc., marked to show amendments effective as of August 2, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILTON WORLDWIDE HOLDINGS INC.

By:	/s/ Kristin A. Campbell
Name:	Kristin A. Campbell
Title:	Executive Vice President, General Counsel and Secretary

Date: August 2, 2019